Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value, Measurement Inputs, Disclosure [Text Block]
Fair value of financial instruments
The fair values and carrying values of the Company’s financial instruments at December 31, 2014 and December 31, 2013 which are required to be disclosed at fair value, but not recorded at fair value, are noted below.

	December 31, 2014		December 31, 2013
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets:
Cash and cash equivalents	$272,673	$272,673	$733,896	$733,896
Due from related parties	47,678	47,678	—	—
Prepaid expenses and other current assets	3,872	3,872	61	61
Assets held for sale	43,781	43,781	—	—

Financial liabilities:
Accounts payable and accrued expenses	$15,811	$15,811	$1,472	$1,472
Due to related parties	1,231	1,231	—	—
Bank loans	33,550	33,550	—	—
Senior Notes	73,625	57,133	—	—

ASC Subtopic 820-10, Fair Value Measurements & Disclosures, applies to all assets and liabilities that are being measured and reported on a fair value basis. This guidance enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The fair value framework requires the categorization of assets and liabilities into three levels based upon the assumptions (inputs) used to price the assets or liabilities. Level 1 provides the most reliable measure of fair value, whereas Level 3 requires significant management judgment. The three levels are defined as follows:

Level 1-Valuations based on quoted prices in active markets for identical instruments that the Company is able to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these instruments does not entail a significant degree of judgment.
Level 2-Valuations based on quoted prices in active markets for instruments that are similar, or quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.
Level 3-Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities. The fair value of bank loans is estimated based on current rates offered to the Company for similar debt of the same remaining maturities. The carrying value approximates the fair market value for the variable rate loans.
The Senior Notes are publicly traded on the New York Stock Exchange and are considered a Level 1 item. The carrying amounts of the Company’s other financial instruments at December 31, 2014 and December 31, 2013 (principally balances with related parties, Prepaid expenses and other current assets and Accounts payable and accrued expenses) approximate fair values because of the relatively short maturity of these instruments. The carrying value of amounts Due from related parties classified as noncurrent assets represents working capital balances due from the Scorpio Kamsarmax Pool and Scorpio Ultramax Pool (see Note 15) which are known amounts of cash withheld by from pool distributions which approximate fair value.
The fair value of Assets held for sale (see Note 7) was determined based on the selling price, net of estimated costs to sell, of such assets based on contracts negotiated in December 2014, are considered to be Level 3 items. The following table summarizes the valuation of assets measured on a nonrecurring basis:

	Year ended December 31, 2014		For the period from March 20, 2013 (date of inception) to December 31, 2013
	Total	Significant Unobservable Inputs (Level 3)	Total	Significant Unobservable Inputs (Level 3)
Assets held for sale	$43,781	$43,781	$—	$—